SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): OCTOBER 8, 2002


                            STEAKHOUSE PARTNERS, INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                   000-23739              94-3248672
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(State or Other Jurisdiction         (Commission          (I.R.S. Employer
       of Incorporation)             File Number)        Identification No.)


                             10200 Willow Creek Road
                           San Diego, California 92131
                    (Address of Principal Executive Offices)

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                                 (858) 689-2333
              (Registrant's telephone number, including area code)

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ITEM 9.  REGULATION FD DISCLOSURE

         On October 8, 2002, the Registrant filed its Quarterly Report on
Form 10-Q for the twelve week period ended March 19, 2002 (the "Form 10-Q") with the Securities and Exchange Commission. In connection with the filing of the Form 10-Q, the Registrant has provided to the Securities and Exchange Commission the certifications below, as required by 18 U.S.C. ss. 1350, as created by
Section 906 of the Sarbanes-Oxley Act of 2002:

CERTIFICATION OF PRESIDENT AND PRINCIPAL FINANCIAL AND ACCOUNTING OFFICER1

         Pursuant to 18 U.S.C. ss. 1350, as created by Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officer of Steakhouse Partners, Inc. (the "Company") hereby certifies, to such officer's knowledge, that:

         (i) the accompanying Quarterly Report on Form 10-Q of the Company for the twelve weeks ended March 19, 2002 (the "Report") fully complies with the requirements of Section 13(a) or Section 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

         (ii) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


     Dated: October 8, 2002             /s/ Hiram J. Woo
                                    ------------------------------------------
                                    Name:  Hiram J. Woo
                                    Title: President, Secretary, Director
                                           (Principal Financial and
                                            Accounting Officer)

The foregoing certification is being furnished solely to accompany the Report pursuant to 18 U.S.C. ss. 1350, and is not being filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and is not to be incorporated by reference into any filing of the Company, whether made before or after the date hereof, regardless of any general incorporation language in such filing.


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1   On February 14, 2002, the Company's Board of Directors eliminated the Chief
    Executive Officer position. Mr. Hiram J. Woo continues as President of the company and is responsible for the day-to-day operations. Mr. Woo also serves as the Company's principal financial and accounting officer; no officer holds the title of Chief Financial Officer.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            STEAKHOUSE PARTNERS, INC.
                            (registrant)

                            /s/ HIRAM J. WOO
                            ..................................................
                            Name:  Hiram J. Woo
                            Title: President, Secretary, Director
                                   (Principal Financial and Accounting Officer)



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